UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2015

ECHO GLOBAL LOGISTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34470 (Commission File Number)	20-5001120 (I.R.S. Employer Identification No.)

600 West Chicago Avenue Suite 725 Chicago, Illinois (Address of principal executive offices)		60654 (Zip Code)

(800) 354-7993
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A amends and supplements the Current Report on Form 8-K of Echo Global Logistics, Inc. (“Echo”), filed with the Securities and Exchange Commission on June 1, 2015 (the “Form 8-K”), which reported under Item 2.01 the completion of Echo’s acquisition of all of the outstanding membership units of Command Transportation, LLC (“Command”), resulting in Command becoming a wholly-owned subsidiary of Echo (the “Command Acquisition”).  This amendment to the Form 8-K is filed to provide the financial statements of Command and the pro forma financial information of Echo as required by Item 9.01.

Item 9.01          Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

Interim unaudited consolidated financial statements of Command Transportation, LLC and its subsidiary comprised of the consolidated balance sheet as of March 31, 2015, the related unaudited consolidated statements of operations and members equity and cash flows for the three months ended March 31, 2015 and 2014 and the related notes to the unaudited consolidated financial statements, are attached hereto as Exhibit 99.2.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of Echo Global Logistics, Inc. as of and for the three months ended March 31, 2015, giving effect to the Command Acquisition, is attached hereto as Exhibit 99.4.

(d)                                     Exhibits:

Exhibit No.	Description
23.1

Consent of Crowe Horwath LLP, independent auditors for Command Transportation, LLC (incorporated by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 21, 2015).

99.1

Consolidated financial statements of Command Transportation, LLC and Subsidiary as of December 31, 2014, 2013 and 2012 and for the years then ended (incorporated by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 27, 2015).

99.2	Interim unaudited consolidated financial statements of Command Transportation, LLC and Subsidiary as of March 31, 2015 and for the three months ended March 31, 2015 and 2014.
99.3

Unaudited pro forma condensed combined financial information of Echo Global Logistics, Inc. as of and for the year ended December 31, 2014, giving effect to the Command Acquisition (incorporated by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 27, 2015).

99.4	Unaudited pro forma condensed combined financial information of Echo Global Logistics, Inc. as of and for the three months ended March 31, 2015, giving effect to the Command Acquisition.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECHO GLOBAL LOGISTICS, INC.

Dated: August 14, 2015	By:	/s/ Kyle Sauers
	Name:	Kyle Sauers
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description
23.1

Consent of Crowe Horwath LLP, independent auditors for Command Transportation, LLC (incorporated by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 21, 2015).

99.1

Consolidated financial statements of Command Transportation, LLC and Subsidiary as of December 31, 2014, 2013 and 2012 and for the years then ended (incorporated by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 27, 2015).

99.2	Interim unaudited consolidated financial statements of Command Transportation, LLC and Subsidiary as of March 31, 2015 and for the three months ended March 31, 2015 and 2014.
99.3

Unaudited pro forma condensed combined financial information of Echo Global Logistics, Inc. as of and for the year ended December 31, 2014, giving effect to the Command Acquisition (incorporated by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 27, 2015).

99.4	Unaudited pro forma condensed combined financial information of Echo Global Logistics, Inc. as of and for the three months ended March 31, 2015, giving effect to the Command Acquisition.